Exhibit 99.1

5300 Town and Country Blvd., Suite 500 Frisco, Texas 75034 Telephone: (972) 668-8834 Contact: Ron Mills VP of Finance and Investor Relations Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS

THIRD QUARTER 2019 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, November 7, 2019 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the third quarter of 2019. On July 16, 2019, Comstock completed the acquisition of Covey Park Energy, LLC ("Covey Park").  The Company's financial results include the results of operations of Covey Park in the third quarter of 2019 beginning on July 16, 2019.

On August 14, 2018, the Company completed transactions in which entities controlled by Dallas businessman Jerry Jones contributed Bakken Shale properties to the Company in exchange for a controlling interest in the Company (the "Jones Contribution").  Results for the three months and nine months ended September 30, 2019 and the period from August 14, 2018 through September 30, 2018 reflect the Jones Contribution, while results for the period from July 1, 2018 through August 13, 2018 and the period from January 1, 2018 through August 13, 2018 (the "Predecessor") reflect the historical results of Comstock for that period. The Company's consolidated financial results are being presented with a blackline division which delineates the lack of comparability between amounts presented for these periods.

Financial Results for the Three Months Ended September 30, 2019

For the third quarter of 2019, Comstock reported a net loss available to common stockholders of $1.3 million or $0.01 per diluted share.  Net income available to common stockholders for the third quarter of 2019 was $34.3 million or $0.17 per diluted share as adjusted to exclude certain items not related to normal operating activities partly due to the closing of the Covey Park acquisition.  These items, net of income taxes, include $28.7 million of transaction costs related to the Covey Park acquisition including professional fees, severance costs and other change of control payments; $2.9 million in interest amortization resulting from adjusting debt assumed in the acquisition to fair value; $3.2 million of hedging settlements related to July production that were received prior to closing; and $0.8 million in unrealized hedging gains.

Comstock produced 97.2 billion cubic feet ("Bcf") of natural gas and 603,773 barrels of oil or 100.9 billion cubic feet of natural gas equivalent ("Bcfe") in the third quarter of 2019.  The Company's natural gas production averaged 1,057 million cubic feet ("MMcf") per day, an increase of 135% over the second quarter of 2019.  The growth in natural gas production was primarily attributable to the Covey Park acquisition which closed on July 16, 2019.  Oil production in the third quarter of 2019 averaged 6,563 barrels of oil per day.  Pro forma third quarter 2019 production including the operations of Covey Park from July 1, 2019 to July 15, 2019 was 111.5 Bcfe or 1,212 MMcfe per day.

Comstock's average realized natural gas price, including hedging, was $2.26 per Mcf in the third quarter of 2019 ($2.30 including the July hedge receipts of Covey Park).  The Company's average realized oil price, including hedging, was $51.27 per barrel in the third quarter of 2019.  Oil and gas sales were $250.5 million (including realized hedging gains and losses) in the third quarter of 2019.  Adjusted EBITDAX, or earnings before interest, taxes, depreciation, depletion, amortization, exploration expense, transaction costs and other noncash expenses, was $188.6 million in the third quarter of 2019.  The Company's adjusted operating cash flow generated in the third quarter of 2019 (before working capital changes) was $143.3 million.

Financial Results for the Nine Months Ended September 30, 2019

For the first nine months of 2019, Comstock reported net income available to common stock of $33.6 million or $0.26 per diluted share.  Net income available to common stockholders for the nine months ended September 30, 2019 is $71.2 million or $0.51 per diluted share as adjusted to exclude certain items not related to normal operations.  These items, net of income taxes, include $30.1 million in transaction costs related to the Covey Park acquisition; $3.0 million in interest amortization related to the Covey Park debt, $3.4 million for the Covey Park July hedging settlements and $1.1 million in unrealized hedging losses.

Comstock produced 171.3 Bcf of natural gas and 2.1 million barrels of oil or 184.0 Bcfe in the first nine months of 2019.  The Company's natural gas production averaged 628 MMcf per day.  Oil production in the first nine months of 2019 averaged 7,723 barrels of oil per day.  Pro forma production for the first nine months of 2019 including the operations of Covey Park was 325.7 Bcfe or 1,193 MMcfe per day.

Comstock's average realized natural gas price, including hedging, was $2.39 per Mcf in the first nine months of 2019 ($2.41 including the July hedge receipts of Covey Park).  The Company's average realized oil price, including hedging, was $49.44 per barrel in the first nine months of 2019.  Oil and gas sales were $512.8 million (including realized hedging gains and losses) in the first nine months of 2019.  Adjusted EBITDAX was $378.8 million in the first nine months of 2019.  The Company's operating cash flow generated in the first nine months of 2019 (before working capital changes) was $280.4 million.

Drilling Results

Comstock reported the results to date of its 2019 Haynesville/Bossier shale drilling program.  During the first nine months of 2019, Comstock spent $355.6 million on its development activities including $323.3 million to drill and complete Haynesville shale wells.  Comstock drilled 46 (29.4 net) horizontal Haynesville/Bossier shale wells during the first nine months of 2019, which had an average lateral length of approximately 8,300 feet.  Comstock also completed 19 (5.2 net) wells that were drilled in 2018.  22 (17.4 net) of the Haynesville shale wells drilled in the first nine months of 2019 were also completed.  Comstock also spent $16.2 million drilling and completing four (2.2 net) Eagle Ford shale oil wells and an additional $16.1 million primarily on leasehold and other development activity.  Comstock estimates that it will spend approximately $145.0 million in the fourth quarter of 2019 on development activities.  In response to low natural gas prices, the Company plans to reduce the operating rigs that it employs in its Haynesville shale drilling program from nine operating rigs to six beginning in early 2020.  Comstock presently expects its 2020 preliminary capital budget will be $475.0 million.  The 2020 drilling program prioritizes free cash flow generation over production growth.  The Company is anticipating its 2020 drilling program will focus exclusively on the Haynesville shale and currently expects to drill 62 (44.4 net) wells and complete 18 (10.7 net) wells drilled in 2019.  The six rig drilling program will support production growth of 6% to 8% over pro forma 2019 production and will generate substantial free cash flow.

Since the last operational update, Comstock reported on 23 new Haynesville shale wells.  The average initial production rate of these wells was 25 MMcf per day. The wells had completed lateral lengths ranging from 5,450 feet to 11,361 feet, with an average completed lateral length of 9,343 feet.  Each well was tested at initial production rates of 19 to 32 MMcf per day.

Bolt-on Acquisition

Comstock also announced that it acquired a privately-held company with Haynesville shale properties located primarily in DeSoto Parish, Louisiana on November 1, 2019.  Comstock issued 4,500,000 shares of common stock in connection with the all-stock financed acquisition.  The properties acquired include approximately 3,000 net acres and 12.7 net future drilling locations.  The properties acquired have 75 (20.1 net) producing wells which are producing 12 MMcfe per day.  Comstock estimates that the proved oil and gas reserves attributable to the properties acquired are 89 Bcfe.

Other

Comstock has planned a conference call for 10:00 a.m. Central Time on November 7, 2019, to discuss the third quarter of 2019 operational and financial results.  Investors wishing to participate should visit the Company's website at www.comstockresources.com for a live web cast or dial 844-776-7840 (international dial-in use 661-378-9538) and provide access code 7814438 when prompted.  If you are unable to participate in the original conference call, a web replay will be available approximately 24 hours following the completion of the call on Comstock's website at www.comstockresources.com.  The web replay will be available for approximately one week.  A replay of the conference call will be available beginning at 1:00 p.m. CT November 7, 2019 and will continue until 1:00 p.m. November 14, 2019.  To hear the replay, call 855-859-2056 (404-537-3406 if calling from outside the US).  The conference call access code is 7814438.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein.  Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct.

Comstock Resources, Inc. is an independent energy company based in Frisco, Texas engaged in oil and gas acquisitions, exploration and development, and its assets are primarily located in Texas, Louisiana and North Dakota.  The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2019	August 14 Through September 30, 2018	July 1 Through August 13, 2018	2019	August 14 Through September 30, 2018	January 1 Through August 13, 2018
			(Predecessor)			(Predecessor)

Revenues:
Natural gas sales	$193,506	$36,393	$32,089	$375,589	$36,393	$147,897
Oil sales	30,938	33,730	499	103,852	33,730	18,733
Total oil and gas sales	224,444	70,123	32,588	479,441	70,123	166,630

Operating expenses:
Production taxes	6,966	4,051	707	18,732	4,051	3,659
Gathering and transportation	23,414	3,450	3,109	41,346	3,450	11,841
Lease operating	29,111	7,016	3,418	58,448	7,016	21,139
Exploration	241	—	—	241	—	—
Depreciation, depletion and amortization	80,247	17,820	14,082	164,684	17,820	68,032
General and administrative	8,105	3,303	3,044	22,760	3,303	15,699
Loss (gain) on sale of oil and gas properties	—	(98)	—	25	(98)	35,438

Total operating expenses	148,084	35,542	24,360	306,236	35,542	155,808

Operating income	76,360	34,581	8,228	173,205	34,581	10,822

Other income (expenses):
Gain (loss) from derivative financial instruments	24,858	(2,015)	(83)	31,945	(2,015)	881
Other income	92	42	284	340	42	677
Interest expense	(51,015)	(14,845)	(22,140)	(107,434)	(14,845)	(101,203)
Transaction costs	(39,657)	—	(2,549)	(41,100)	—	(2,866)

Total other income (expenses)	(65,722)	(16,818)	(24,488)	(116,249)	(16,818)	(102,511)

Income (loss) before income taxes	10,638	17,763	(16,260)	56,956	17,763	(91,689)
Provision for income taxes	(3,847)	(3,940)	(605)	(15,183)	(3,940)	(1,065)
Net income (loss)	6,791	13,823	(16,865)	41,773	13,823	(92,754)

Preferred stock dividends	(8,128)	—	—	(8,128)	—	—

Net income (loss) available to common stockholders	$(1,337)	$13,823	$(16,865)	$33,645	$13,823	$(92,754)

Net income (loss) per share – basic and diluted	$(0.01)	$0.13	$(1.09)	$0.26	$0.13	$(6.08)

Weighted average shares outstanding:
Basic	171,487	105,448	15,468	127,709	105,448	15,262
Diluted	171,487	105,463	15,468	127,709	105,463	15,262

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2019	August 14 Through September 30, 2018	July 1 Through August 13, 2018	2019	August 14 Through September 30, 2018	January 1 Through August 13, 2018
			(Predecessor)			(Predecessor)
OPERATING CASH FLOW:

Net income (loss)	$6,791	$13,823	$(16,865)	$41,773	$13,823	$(92,754)
Reconciling items:
Deferred income taxes	3,775	3,883	626	15,205	3,883	1,052
Depreciation, depletion and amortization	80,247	17,820	14,082	164,684	17,820	68,032
Unrealized loss from derivative financial instruments	1,189	2,206	413	1,437	2,206	1,961
Amortization of debt discount	6,009	822	6,190	9,206	822	29,457
Interest paid in-kind	—	—	4,990	—	—	25,004
Stock-based compensation	1,088	329	803	2,359	329	3,912
Transaction costs	39,657	—	2,549	41,100	—	2,866
Covey Park July 2019 hedging settlements	4,574	—	—	4,574	—	—
Loss (gain) on sale of oil and gas properties	—	(98)	—	25	(98)	35,438
Operating cash flow	143,330	38,785	12,788	280,363	38,785	74,968
Transaction costs	(39,657)	—	(2,549)	(41,100)	—	(2,866)
Covey Park July 2019 hedging settlements	(4,574)	—	—	(4,574)	—	—
Decrease (increase) in accounts receivable	27,670	(44,884)	3,551	48,404	(44,884)	2,834
Decrease (increase) in other current assets	5,545	(1,326)	(304)	7,137	(1,326)	337
Increase (decrease) in accounts payable and accrued expenses	(22,534)	11,034	(14,749)	(7,424)	11,034	10,462
Net cash provided by (used for) operating activities	$109,780	$3,609	$(1,263)	$282,806	$3,609	$85,735

ADJUSTED EBITDAX:

Net income (loss)	$6,791	$13,823	$(16,865)	$41,773	$13,823	$(92,754)
Interest expense	51,015	14,845	22,140	107,434	14,845	101,203
Income taxes	3,847	3,940	605	15,183	3,940	1,065
Depreciation, depletion and amortization	80,247	17,820	14,082	164,684	17,820	68,032
Unrealized loss from derivative financial instruments	1,189	2,206	413	1,437	2,206	1,961
Stock-based compensation	1,088	329	803	2,359	329	3,912
Exploration expense	241	—	—	241	—	—
Transaction costs	39,657	—	2,549	41,100	—	2,866
Covey Park July 2019 hedging settlements	4,574	—	—	4,574	—	—
Loss (gain) on sale of oil and gas properties	—	(98)	—	25	(98)	35,438
Total Adjusted EBITDAX	$188,649	$52,865	$23,727	$378,810	$52,865	$121,723

	As of September 30, 2019	As of December 31, 2018

BALANCE SHEET DATA:

Cash and cash equivalents	$53,243	$23,193
Other current assets	152,878	120,833
Derivative financial instruments	84,260	15,401
Property and equipment, net	3,917,010	1,667,979
Other	344,918	360,434
Total assets	$4,552,309	$2,187,840

Current liabilities	$389,460	$206,853
Long-term debt	2,508,074	1,244,363
Deferred income taxes	188,218	161,917
Other non-current liabilities	10,264	—
Asset retirement obligation	11,095	5,136
Preferred stock	375,000	—
Stockholders' equity	1,070,198	569,571
Total liabilities and stockholders' equity	$4,552,309	$2,187,840

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Three Months Ended September 30, 2019
	Haynesville/ Bossier	Cotton Valley	Bakken	Eagle Ford	Other	Total
Gas production (MMcf)	91,289	1,114	1,764	94	2,975	97,236
Oil production (Mbbls)	2	10	508	79	4	603
Total production (MMcfe)	91,304	1,175	4,818	565	2,997	100,859

Natural gas sales	$186,010	$2,153	$(1,018)	$193	$6,168	$193,506
Natural gas hedging settlements(1)	—	—	—	—	—	26,030
Total natural gas including hedging	186,010	2,153	(1,018)	193	6,168	219,536
Oil sales	198	556	25,717	4,213	254	30,938
Oil hedging settlements(1)	—	—	—	—	—	17
Total oil including hedging	198	556	25,717	4,213	254	30,955
Total oil and gas sales including hedging	$186,208	$2,709	$24,699	$4,406	$6,422	$250,491

Average gas price (per Mcf)	$2.04	$1.93	$(0.58)	$2.05	$2.07	$1.99
Average gas price including hedging (per Mcf)						$2.26
Average oil price (per barrel)	$76.36	$55.47	$50.54	$53.65	$67.91	$51.24
Average oil price including hedging (per barrel)						$51.27
Average price (per Mcfe)	$2.04	$2.31	$5.13	$7.80	$2.14	$2.23
Average price including hedging (per Mcfe)						$2.48

Production taxes	$3,918	$65	$2,554	$176	$253	$6,966
Gathering and transportation	$21,388	$237	$—	$—	$1,789	$23,414
Lease operating	$17,112	$3,741	$5,940	$109	$2,209	$29,111

Production taxes (per Mcfe)	$0.04	$0.06	$0.53	$0.31	$0.08	$0.07
Gathering and transportation (per Mcfe)	$0.23	$0.20	$—	$—	$0.60	$0.23
Lease operating (per Mcfe)	$0.19	$3.18	$1.23	$0.19	$0.74	$0.29

Oil and Gas Capital Expenditures:
Acquisitions	$2,055,623	$—	$—	$—	$—	$2,055,623
Development leasehold	2,392	15	—	—	—	2,407
Development drilling and completion	167,443	11	1,982	311	—	169,747
Other development	1,502	—	—	—	—	1,502
Total	$2,226,960	$26	$1,982	$311	$—	$2,229,279

(1)Included in gain (loss) from derivative financial instruments in operating results

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Period August 14, 2018 Through September 30, 2018
	Haynesville/ Bossier	Cotton Valley	Bakken	Other	Total
Gas production (MMcf)	12,237	536	1,272	53	14,098
Oil production (Mbbls)	—	5	536	1	542
Total production (MMcfe)	12,237	566	4,487	61	17,351

Natural gas sales	$32,995	$1,770	$1,466	$162	$36,393
Natural gas hedging settlements(1)	—	—	—	—	191
Total natural gas including hedging	32,995	1,770	1,466	162	36,584
Oil sales	—	320	33,240	170	33,730
Total oil and gas sales including hedging	$32,995	2,090	34,706	332	$70,314

Average gas price (per Mcf)	$2.70	$3.30	$1.15	$3.07	$2.58
Average gas price including hedging (per Mcf)					$2.59
Average oil price (per barrel)	$—	$64.00	$62.01	$140.66	$62.21
Average price (per Mcfe)	$2.70	$3.69	$7.73	$5.44	$4.04
Average price including hedging (per Mcfe)					$4.05

Production taxes	$776	$37	$3,214	$24	$4,051
Gathering and transportation	$3,231	$189	$—	$30	$3,450
Lease operating	$1,988	$1,627	$3,250	$151	$7,016

Production taxes (per Mcfe)	$0.06	$0.07	$0.72	$0.42	$0.23
Gathering and transportation (per Mcfe)	$0.26	$0.33	$—	$0.50	$0.20
Lease operating (per Mcfe)	$0.17	$2.87	$0.72	$2.46	$0.41

Oil and Gas Capital Expenditures:
Acquisitions	$17,905	$—	$—	$—	$17,905
Development leasehold	475	—	—	—	475
Development drilling and completion	33,404	—	15,615	—	49,019
Other development	7,810	—	—	—	7,810
Total	$59,594	$—	$15,615	$—	$75,209

(1)Included in gain (loss) from derivative financial instruments in operating results

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Period July 1, 2018 Through August 13, 2018 (Predecessor)
	Haynesville/ Bossier	Cotton Valley	Other	Total
Gas production (MMcf)	11,342	464	70	11,876
Oil production (Mbbls)	—	5	2	7
Total production (MMcfe)	11,342	498	79	11,919

Natural gas sales	$30,533	$1,301	$255	$32,089
Natural gas hedging settlements(1)	—	—	—	330
Total natural gas including hedging	30,533	1,301	255	32,419
Oil sales	—	386	113	499
Total oil and gas sales including hedging	$30,533	$1,687	$368	$32,918

Average gas price (per Mcf)	$2.69	$2.80	$3.64	$2.70
Average gas price including hedging (per Mcf)				$2.73
Average oil price (per barrel)	$—	$68.87	$71.37	$69.42
Average price (per Mcfe)	$2.69	$3.36	$4.66	$2.73
Average price including hedging (per Mcfe)				$2.76

Production taxes	$655	$29	$23	$707
Gathering and transportation	$2,985	$97	$27	$3,109
Lease operating	$1,699	$1,545	$174	$3,418

Production taxes (per Mcfe)	$0.06	$0.06	$0.29	$0.06
Gathering and transportation (per Mcfe)	$0.26	$0.19	$0.34	$0.26
Lease operating (per Mcfe)	$0.15	$3.10	$2.21	$0.29

Oil and Gas Capital Expenditures:
Acquisitions	$39,323	$—	$—	$39,323
Development leasehold	504	—	—	504
Development drilling and completion	14,211	—	—	14,211
Other development	2,958	—	—	2,958
Total	$56,996	$—	$—	$56,996

(1)	Included in gain (loss) from derivative financial instruments in operating results

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Nine Months Ended September 30, 2019
	Haynesville/ Bossier	Cotton Valley	Bakken	Eagle Ford	Other	Total
Gas production (MMcf)	160,500	2,941	4,577	94	3,201	171,313
Oil production (Mbbls)	3	28	1,987	79	11	2,108
Total production (MMcfe)	160,518	3,108	16,502	565	3,271	183,964

Natural gas sales	$359,009	$6,826	2,839	$193	$6,722	$375,589
Natural gas hedging settlements(1)	—	—	—	—	—	32,995
Total natural gas including hedging	359,009	6,826	2,839	193	6,722	408,584
Oil sales	223	1,533	97,214	4,213	669	103,852
Oil hedging settlements(1)	—	—	—	—	—	387
Total oil including hedging	223	1,533	97,214	4,213	669	104,239
Total oil and gas sales including hedging	$359,232	$8,359	$100,053	$4,406	$7,391	$512,823

Average gas price (per Mcf)	$2.24	$2.32	$0.62	$2.05	$2.10	$2.19
Average gas price including hedging (per Mcf)						$2.39
Average oil price (per barrel)	$71.60	$55.16	$48.91	$53.65	$57.79	$49.26
Average oil price including hedging (per barrel)						$49.44
Average price (per Mcfe)	$2.24	$2.69	$6.06	$7.80	$2.26	$2.61
Average price including hedging (per Mcfe)						$2.79

Production taxes	$7,429	$272	$10,526	$176	$329	$18,732
Gathering and transportation	$38,980	$394	$—	$—	$1,972	$41,346
Lease operating	$26,742	$10,347	$18,665	$109	$2,585	$58,448

Production taxes (per Mcfe)	$0.05	$0.09	$0.64	$0.31	$0.10	$0.10
Gathering and transportation (per Mcfe)	$0.24	$0.13	$—	$—	$0.60	$0.22
Lease operating (per Mcfe)	$0.17	$3.32	$1.13	$0.19	$0.79	$0.32

Oil and Gas Capital Expenditures:
Acquisitions	$2,055,623	$—	$—	$—	$—	$2,055,623
Development leasehold	6,698	15	—	—	—	6,713
Development drilling and completion	323,298	11	3,121	16,235	—	342,665
Other development	6,218	—	—	—	—	6,218
Total	$2,391,837	$26	$3,121	$16,235	$—	$2,411,219

(1)Included in gain (loss) from derivative financial instruments in operating results

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Period January 1, 2018 Through August 13, 2018 (Predecessor)
	Haynesville/ Bossier	Cotton Valley	Eagle Ford	Other	Total
Gas production (MMcf)	52,021	2,365	379	475	55,240
Oil production (Mbbls)	—	27	247	13	287
Total production (MMcfe)	52,021	2,528	1,860	554	56,963

Natural gas sales	$138,391	$6,527	$1,590	$1,389	$147,897
Natural gas hedging settlements(1)	—	—	—	—	2,842
Total natural gas including hedging	138,391	6,527	$1,590	$1,389	150,739
Oil sales	—	1,760	16,157	816	18,733
Total oil and gas sales including hedging	$138,391	$8,287	$17,747	$2,205	$169,472

Average gas price (per Mcf)	$2.66	$2.76	$4.20	$2.92	$2.68
Average gas price including hedging (per Mcf)					$2.73
Average oil price (per barrel)	$—	$64.71	$65.46	$62.00	$65.23
Average price (per Mcfe)	$2.66	$3.28	$9.54	$3.98	$2.93
Average price including hedging (per Mcfe)					$2.98

Production taxes	$2,556	$124	$831	$148	$3,659
Gathering and transportation	$10,728	$483	$463	$167	$11,841
Lease operating	$7,675	$7,935	$4,829	$700	$21,139

Production taxes (per Mcfe)	$0.05	$0.05	$0.45	$0.27	$0.06
Gathering and transportation (per Mcfe)	$0.21	$0.19	$0.25	$0.30	$0.21
Lease operating (per Mcfe)	$0.14	$3.14	$2.59	$1.26	$0.37

Oil and Gas Capital Expenditures:
Acquisitions	$39,323	$—	$—	$—	$39,323
Development leasehold	2,848	—	—	—	2,848
Development drilling and completion	90,840	—	—	—	90,840
Other development	13,205	—	393	273	13,871
Total	$146,216	$—	$393	$273	$146,882

(1)Included in gain (loss) from derivative financial instruments in operating results

PRO FORMA COMBINED OPERATING RESULTS

(In thousands, except per unit amounts)

	For the Three Months Ended September 30, 2019			For the Nine Months Ended September 30, 2019
	Comstock	Covey Park	Pro Forma Combined	Comstock	Covey Park(2)	Pro Forma Combined
Gas production (MMcf)	97,236	10,654	107,890	171,313	141,610	312,923
Oil production (Mbbls)	603	2	605	2,108	22	2,130
Total production (MMcfe)	100,859	10,666	111,525	183,964	141,742	325,706

Natural gas sales	$193,506	$22,680	$216,186	$375,589	$377,368	$752,957
Natural gas hedging settlements(1)	26,030	8,863	34,893	32,995	12,687	45,682
Total natural gas including hedging	219,536	31,543	251,079	408,584	390,055	798,639
Oil sales	30,938	68	31,006	103,852	1,233	105,085
Oil hedging settlements(1)	17	—	17	387	—	387
Total oil including hedging	30,955	68	31,023	104,239	1,233	105,472
Total oil and gas sales including hedging	$250,491	$31,611	$282,102	$512,823	$391,288	$904,111

Average gas price (per Mcf)	$1.99	$2.13	$2.00	$2.19	$2.66	$2.41
Average gas price including hedging (per Mcf)	$2.26	$2.96	$2.33	$2.39	$2.75	$2.55
Average oil price (per barrel)	$51.24	$34.00	$51.18	$49.26	$56.05	$49.33
Average oil price including hedging (per barrel)	$51.27	$34.00	$51.21	$49.44	$56.05	$49.51
Average price (per Mcfe)	$2.23	$2.13	$2.22	$2.61	$2.67	$2.64
Average price including hedging (per Mcfe)	$2.48	$2.96	$2.53	$2.79	$2.76	$2.78

Production taxes	$6,966	$588	$7,554	$18,732	$8,868	$27,600
Gathering and transportation	$23,414	$2,546	$25,960	$41,346	$35,188	$76,534
Lease operating	$29,111	$2,782	$31,893	$58,448	$37,043	$95,491

Production taxes (per Mcfe)	$0.07	$0.06	$0.07	$0.10	$0.06	$0.08
Gathering and transportation (per Mcfe)	$0.23	$0.24	$0.23	$0.22	$0.25	$0.23
Lease operating (per Mcfe)	$0.29	$0.26	$0.29	$0.32	$0.26	$0.29

(1)Included in gain (loss) from derivative financial instruments in operating results

(2)Pro forma for an acquisition which completed on March 5, 2019